UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  September 9, 2004



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



            Texas                             1-9876                   74-1464203

(State or other jurisdiction of     (Commission file number)        (I.R.S. Employer
 incorporation or organization)                                   Identification Number)





            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     During the six months ended June 30, 2004, we acquired ten retail shopping centers and one industrial project. Also, we acquired four shopping centers, each through a 50% unconsolidated joint venture, and acquired our joint venture partners' interest in four shopping centers. Material factors considered in each of the acquisitions made by us include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. We are not aware of any additional material factors that would cause the reported financial information not to be necessarily indicative of future operating results. The total investment in acquisitions during the six month period ending June 30, 2004 was $390 million. Audited financial statements for Harrison Pointe Shopping Center, Leesville Shopping Center, the TFK Portfolio, Pavilions at San Mateo, Rockwall Market Center and Lone Star Pavilions (the "Acquired Properties") are submitted in ITEM 9.01 below. Unaudited pro forma financial information on the Acquired Properties and other acquisitions are submitted in ITEM 9.01 below.

ITEM  9.01  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)     Financial  statements  of  businesses  acquired:

             1.   Harrison  Pointe  Shopping  Center

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

             2.   Leesville  Shopping  Center

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

             3.   TFK  Portfolio

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

                  (iv) Statement of Revenues and Certain Expenses for the period from January 1, 2004 through February 28, 2004 (unaudited)

             4.   Pavilions  at  San  Mateo

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

                  (iv) Statement of Revenues and Certain Expenses for the period from January 1, 2004 through April 29, 2004 (unaudited)

             5.   Rockwall  Market  Center

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

                  (iv) Statement of Revenues and Certain Expenses for the period from January 1, 2004 through April 29, 2004 (unaudited)

             6.   Lone  Star  Pavilions

                  (i)     Independent  Auditors'  Report

                  (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2003

                  (iii)   Notes  to  Statement  of  Revenues  and  Certain
                          Expenses

                  (iv) Statement of Revenues and Certain Expenses for the period from January 1, 2004 through April 29, 2004 (unaudited)


     (b) Pro Forma Condensed Financial Statement (unaudited) of Weingarten Realty Investors, the Acquired Properties and Other Acquisitions

             1. Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 2003 and the Six Months Ended June 30, 2004

             2.   Pro  Forma  Condensed  Balance  Sheet  as  of  June  30,  2004

             3.   Notes  and  Significant  Assumptions

             4. Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year Ended December 31, 2003

     (c)     Exhibits:

             Included herewith is Exhibit No. 23.1, the Consent of Independent Registered Public Accounting Firm

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Harrison Pointe Shopping Center (the "Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Harrison Pointe Shopping Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                         HARRISON POINTE SHOPPING CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 346,221
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     63,170
                                                                       ----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    409,391
                                                                       ----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     82,670
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     94,133
                                                                       ----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .    176,803
                                                                       ----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 232,588
                                                                       ==========

See accompanying notes to statement of revenues and certain expenses.

HARRISON  POINTE  SHOPPING  CENTER
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Harrison Pointe Shopping Center (the "Property"). The development of this property was substantially completed in 2003 and was purchased by Weingarten Realty Investors (the "Company") through its interest in WRI/Raleigh LP effective January 1, 2004 from J&H of Raleigh, LLC. This acquisition is a 124,000 square foot center in Cary, North Carolina, a suburb of Raleigh, North Carolina, and is anchored by Harris Teeter and Staples. The Property was 56.6% occupied as of December 31, 2003. A single tenant had minimum rentals of 33.0% and no other tenant had minimum rentals exceeding 10.9% of the total minimum rentals for the month ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:



          2004              $   854,979
          2005                  863,976
          2006                  873,750
          2007                  822,652
          2008                  736,872
          Thereafter          4,929,487



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2003, and tenant reimbursements totaled $63,170 for the year ended December 31, 2003.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Leesville Shopping Center (the "Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Leesville Shopping Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                            LEESVILLE SHOPPING CENTER
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,877,997
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .      254,617
                                                                       ------------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    2,132,614
                                                                       ------------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .      267,034
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .      129,287
                                                                       ------------
              Total Certain Expenses. . . . . . . . . . . . . . . . .      396,321
                                                                       ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 1,736,293
                                                                       ============
See accompanying notes to statement of revenues and certain expenses.

LEESVILLE  SHOPPING  CENTER
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Leesville Shopping Center (the "Property"). The Property is a 114,000 square foot shopping center located in Leesville, North Carolina, a suburb of Raleigh, North Carolina. The Property was purchased by Weingarten Realty Investors (the "Company") through its interest in WRI/Raleigh LP effective January 1, 2004 from REA Development LLC. The Property was 98.8% occupied as of December 31, 2003, and is anchored by Harris Teeter. A single tenant had minimum rentals of 34.6% and no other tenant had minimum rentals exceeding 9.2% of the total minimum rentals for the year ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:




          2004            $  1,878,647
          2005               1,761,935
          2006               1,698,850
          2007               1,410,969
          2008               1,422,115
          Thereafter        13,309,402



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of tenants' sales. No percentage rental income was recognized for the year ended December 31, 2003, and tenant reimbursements totaled $254,617 for the year ended December 31, 2003.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of the TFK Portfolio for the year ended December 31, 2003. This Historical Summary is the responsibility of the TFK Portfolio's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of TFK Portfolio's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of the TFK Portfolio for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                                   TFK PORTFOLIO
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 12,409,855
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     3,676,618
                                                                       -------------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    16,086,473
                                                                       -------------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     1,892,690
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     2,071,717
                                                                       -------------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     3,964,407
                                                                       -------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 12,122,066
                                                                       =============

See accompanying notes to statement of revenues and certain expenses.

TFK  PORTFOLIO
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of the TFK Portfolio. The TFK Portfolio was purchased by Weingarten Realty Investors on March 1, 2004 from TFK Retail, Ltd. This acquisition includes four shopping centers aggregating 1,135,000 square feet. First Colony Commons is located in Sugar Land, Texas, a suburb of Houston; TJ Maxx Plaza is located in Kendall, Florida, a suburb of Miami; Largo Mall is located near St. Petersburg, Florida; and Tates Creek is located in Lexington, Kentucky. The TFK Portfolio was 89.4% occupied as of December 31, 2003. No single tenant had minimum rentals exceeding 6.97% of the total minimum rentals for the year ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the TFK Portfolio, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the TFK Portfolio.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the TFK Portfolio's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:



          2004            $ 12,414,946
          2005              11,460,349
          2006              10,123,763
          2007               8,965,486
          2008               6,316,112
          Thereafter        18,492,704



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. Percentage rental income and tenant reimbursements totaled $228,978 and $3,676,618, respectively, for the year ended December 31, 2003.


                                  TFK PORTFOLIO
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
          FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH FEBRUARY 28, 2004
                                   (Unaudited)


REVENUES:
    Rental . . . . . . . . . . . . . . . . .  $ 2,219,614
    Tenant reimbursements. . . . . . . . . .      730,073
                                              ------------
              Total Revenues . . . . . . . .    2,949,687
                                              ------------

CERTAIN EXPENSES:
    Property operating and maintenance . . .      266,731
    Ad valorem taxes . . . . . . . . . . . .      366,397
                                              ------------
              Total Certain Expenses . . . .      633,128
                                              ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES . .  $ 2,316,559
                                              ============


INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Pavilions at San Mateo (the "Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Pavilions at San Mateo for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                              PAVILIONS AT SAN MATEO
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,783,111
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .      465,129
                                                                       ------------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    3,248,240
                                                                       ------------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .      325,053
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .      179,007
                                                                       ------------
              Total Certain Expenses. . . . . . . . . . . . . . . . .      504,060
                                                                       ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 2,744,180
                                                                       ============

See accompanying notes to statement of revenues and certain expenses.

PAVILIONS  AT  SAN  MATEO
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Pavilions at San Mateo (the "Property"). Weingarten Realty Investors (the "Company"), and a wholly owned entity of the Company, WRI/Pavilion Inc., owned a 30% interest in the Property. On April 30, 2004, the Company purchased the remaining 70% interest in the Property from Shannon Property Management. The Property is a 196,000 square foot retail center that is located in Albuquerque, New Mexico, and is anchored by Linens 'N Things and Circuit City. The Property was 92.6% occupied as of December 31, 2003. Four tenants had minimum rentals ranging from 18.8% to 11.2% and no other tenant had minimum rentals exceeding 7.8% of the total minimum rentals for the year ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:



          2004              $ 2,732,956
          2005                2,668,887
          2006                2,562,190
          2007                2,432,313
          2008                2,079,067
          Thereafter          9,400,661



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2003, and tenant reimbursements totaled $465,129 for the year ended December 31, 2003.


                             PAVILIONS AT SAN MATEO
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
           FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2004
                                   (Unaudited)


REVENUES:
    Rental . . . . . . . . . . . . . . . . .  $   881,231
    Tenant reimbursements. . . . . . . . . .      156,775
                                              ------------
              Total Revenues . . . . . . . .    1,038,006
                                              ------------

CERTAIN EXPENSES:
    Property operating and maintenance . . .      113,107
    Ad valorem taxes . . . . . . . . . . . .       59,732
                                              ------------
              Total Certain Expenses . . . .      172,839
                                              ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES . .  $   865,167
                                              ============


INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Rockwall Market Center (the "Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Rockwall Market Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                              ROCKWALL MARKET CENTER
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,556,979
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .      664,204
                                                                       ------------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    3,221,183
                                                                       ------------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .      214,097
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .      455,390
                                                                       ------------
              Total Certain Expenses. . . . . . . . . . . . . . . . .      669,487
                                                                       ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 2,551,696
                                                                       ============

See accompanying notes to statement of revenues and certain expenses.

ROCKWALL  MARKET  CENTER
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Rockwall Market Center (the "Property"). Weingarten Realty Investors (the "Company"), and a wholly owned entity of the Company, WRI/Rockwall, Inc., owned a 30% interest in the Property. On April 30, 2004, the Company purchased the remaining 70% interest in the Property from Shannon Property Management. The Property is a 209,000 square foot retail center that is located in Rockwall, Texas, and is anchored by Linens 'N Things, Michael's, OfficeMax, Old Navy, and Ross Dress for Less. The Property was 99.3% occupied as of December 31, 2003. No single tenant had minimum rentals exceeding 10.1% of the total minimum rentals for the year ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:



          2004              $ 2,396,867
          2005                2,241,383
          2006                2,093,627
          2007                1,997,718
          2008                1,967,560
          Thereafter          6,640,234



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2003, and tenant reimbursements totaled $664,204 for the year ended December 31, 2003.


                             ROCKWALL MARKET CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
           FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2004
                                   (Unaudited)


REVENUES:
    Rental . . . . . . . . . . . . . . . . . . . . .  $   844,225
    Tenant reimbursements. . . . . . . . . . . . . .      215,044
                                                      ------------
              Total Revenues . . . . . . . . . . . .    1,059,269
                                                      ------------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . . .       69,579
    Ad valorem taxes . . . . . . . . . . . . . . . .      153,762
                                                      ------------
              Total Certain Expenses . . . . . . . .      223,341
                                                      ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES . . . . . .  $   835,928
                                                      ============



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

               We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Lone Star Pavilions (the "Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

               We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

               The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

               In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Lone Star Pavilions for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
September  8,  2004


                               LONE STAR PAVILIONS
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2003


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,117,972
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .      353,091
                                                                       ------------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .    1,471,063
                                                                       ------------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .      117,424
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .      224,521
                                                                       ------------
              Total Certain Expenses. . . . . . . . . . . . . . . . .      341,945
                                                                       ------------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $ 1,129,118
                                                                       ============

See accompanying notes to statement of revenues and certain expenses.

LONE  STAR  PAVILIONS
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2003


1.     ORGANIZATION

               The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Lone Star Pavilions (the "Property"). Weingarten Realty Investors (the "Company"), and a wholly owned entity of the Company, WRI/Lone Star, Inc., owned a 30% interest in the Property. On April 30, 2004, the Company purchased the remaining 70% interest in the Property from Shannon Property Management. The Property is a 107,000 square foot retail center that is located in College Station, Texas, and is anchored by Barnes & Noble, Office Depot and Best Buy. The Property was 98.1% occupied as of December 31, 2003. Three tenants had minimum rentals ranging from 28.7% to 23.3% and no other tenant had minimum rentals exceeding 6.7% of the total minimum rentals for the year ended December 31, 2003.

               The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

               Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2003 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

               Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

               Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

               Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

               Future minimum rental income from non-cancelable operating leases at December 31, 2003 is as follows:




          2004                    $ 1,087,464
          2005                      1,065,488
          2006                        980,270
          2007                        924,488
          2008                        922,042
          Thereafter                4,231,728



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2003, and tenant reimbursements totaled $353,091 for the year ended December 31, 2003.


                               LONE STAR PAVILIONS
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
           FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2004
                                   (Unaudited)


REVENUES:
    Rental . . . . . . . . . . . . . . . . . . . .  $ 375,324
    Tenant reimbursements. . . . . . . . . . . . .    110,532
                                                    ----------
              Total Revenues . . . . . . . . . . .    485,856
                                                    ----------

CERTAIN EXPENSES:
    Property operating and maintenance . . . . . .     30,592
    Ad valorem taxes . . . . . . . . . . . . . . .     77,410
                                                    ----------
              Total Certain Expenses . . . . . . .    108,002
                                                    ----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES . . . . .  $ 377,854
                                                    ==========



                          WEINGARTEN REALTY INVESTORS
             PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED INCOME

                    (in thousands, except per share amounts)

These unaudited Pro Forma Condensed Statements of Consolidated Income for the year ended December 31, 2003 and the six months ended June 30, 2004 are presented as if (A) the acquisition of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions, had occurred as of the beginning of each period. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. These unaudited Pro Forma Condensed Statements of Consolidated Income are not necessarily indicative of what actual results of operations would have been had these transactions occurred on the beginning of each period, nor do they purport to represent the results of operations for future periods.

                                         WEINGARTEN REALTY INVESTORS
                            PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED INCOME
                                        YEAR ENDED DECEMBER 31, 2003
                                                 (Unaudited)



                                                                     Adjustment      Adjustment
                                                                    for Acquired      for Other          Pro
                                                       Historical   Properties(A)   Acquisitions(B)     Forma
                                                       ----------   -------------   ---------------   ----------
Revenues:
    Rentals . . . . . . . . . . . . . . . . . . . . .  $ 407,387      $ 26,569          $ 10,130      $ 444,086
    Interest income . . . . . . . . . . . . . . . . .      1,587             9                30          1,626
    Other . . . . . . . . . . . . . . . . . . . . . .      7,067           340                44          7,451
                                                       ----------   -------------   ---------------   ----------
        Total . . . . . . . . . . . . . . . . . . . .    416,041        26,918            10,204        453,163
                                                       ----------   -------------   ---------------   ----------
Expenses:
    Depreciation and amortization . . . . . . . . . .     93,382         6,633             2,975        102,990
    Interest. . . . . . . . . . . . . . . . . . . . .     88,871         7,454             4,163        100,488
    Operating . . . . . . . . . . . . . . . . . . . .     64,608         3,962             1,748         70,318
    Ad valorem taxes. . . . . . . . . . . . . . . . .     47,129         3,154               877         51,160
    General and administrative. . . . . . . . . . . .     13,820                                         13,820
    Loss on early redemption of preferred shares. . .      2,739                                          2,739
                                                       ----------   -------------   ---------------   ----------
            Total . . . . . . . . . . . . . . . . . .    310,549        21,203             9,763        341,515
                                                       ----------   -------------   ---------------   ----------
Operating Income. . . . . . . . . . . . . . . . . . .    105,492         5,715               441        111,648
Equity in Earnings of Joint Ventures. . . . . . . . .      4,743                           1,080          5,823
Income Allocated to Minority Interests. . . . . . . .     (2,723)         (205)             (107)        (3,035)
Gain on Sale of Properties. . . . . . . . . . . . . .        714                                            714
                                                       ----------   -------------   ---------------   ----------
Income Before Discontinued Operations . . . . . . . .    108,226         5,510             1,414        115,150
                                                       ----------   -------------   ---------------   ----------
    Operating Income from Discontinued Operations . .      2,015                                          2,015
    Gain on Sale of Properties. . . . . . . . . . . .      6,039                                          6,039
                                                       ----------   -------------   ---------------   ----------
            Income from Discontinued Operations . . .      8,054                                          8,054
                                                       ----------   -------------   ---------------   ----------
Net Income. . . . . . . . . . . . . . . . . . . . . .  $ 116,280      $  5,510          $  1,414      $ 123,204
                                                       ==========   =============   ===============   ==========
Net Income Available to Common Shareholders:
    Basic . . . . . . . . . . . . . . . . . . . . . .  $  97,880      $  5,510          $  1,414      $ 104,804
                                                       ==========   =============   ===============   ==========
    Diluted . . . . . . . . . . . . . . . . . . . . .  $ 100,920      $  5,715          $  1,521      $ 108,156
                                                       ==========   =============   ===============   ==========

Net Income per Common Share - Basic . . . . . . . . .  $    1.24                                      $    1.33
                                                       ==========                                     ==========
Net Income per Common Share - Diluted . . . . . . . .  $    1.24                                      $    1.32
                                                       ==========                                     ==========

Weighted Average Number of Shares Outstanding:
    Basic . . . . . . . . . . . . . . . . . . . . . .     78,800                                         78,800
                                                       ==========                                     ==========
    Diluted . . . . . . . . . . . . . . . . . . . . .     81,574                                         81,706
                                                       ==========                                     ==========


                                         WEINGARTEN REALTY INVESTORS
                            PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED INCOME
                                       SIX MONTHS ENDED JUNE 30, 2004
                                                 (Unaudited)



                                                                      Adjustment       Adjustment
                                                                     for Acquired       for Other         Pro
                                                       Historical    Properties(A)    Acquisitions(B)    Forma
                                                       ----------    -------------    ---------------  ----------
Revenues:
    Rentals . . . . . . . . . . . . . . . . . . . . .  $ 237,411         $ 5,604          $ 4,088      $ 247,103
    Interest income . . . . . . . . . . . . . . . . .        659               1               18            678
    Other . . . . . . . . . . . . . . . . . . . . . .      2,713              32               16          2,761
                                                       ----------    -------------    ---------------  ----------
        Total . . . . . . . . . . . . . . . . . . . .    240,783           5,637            4,122        250,542
                                                       ----------    -------------    ---------------  ----------
Expenses:
    Depreciation and amortization . . . . . . . . . .     55,707           1,300            1,101         58,108
    Interest. . . . . . . . . . . . . . . . . . . . .     55,873           1,323            1,637         58,833
    Operating . . . . . . . . . . . . . . . . . . . .     35,994             702              508         37,204
    Ad valorem taxes. . . . . . . . . . . . . . . . .     29,112             657              272         30,041
    General and administrative. . . . . . . . . . . .      7,962                                           7,962
    Loss on early redemption of preferred shares. . .      3,566                                           3,566
                                                       ----------    -------------    ---------------  ----------
            Total . . . . . . . . . . . . . . . . . .    188,214           3,982            3,518        195,714
                                                       ----------    -------------    ---------------  ----------
Operating Income. . . . . . . . . . . . . . . . . . .     52,569           1,655              604         54,828
Equity in Earnings of Joint Ventures. . . . . . . . .      2,937                              314          3,251
Income Allocated to Minority Interests. . . . . . . .     (1,854)                              (8)        (1,862)
Impairment Loss on Land Held for Development. . . . .     (2,700)                                         (2,700)
Gain on Sale of Properties. . . . . . . . . . . . . .        419                                             419
                                                       ----------    -------------    ---------------  ----------
Income Before Discontinued Operations . . . . . . . .     51,371           1,655              910         53,936
                                                       ----------    -------------    ---------------  ----------
    Operating Income from Discontinued Operations . .        790                                             790
    Gain on Sale of Properties. . . . . . . . . . . .     13,430                                          13,430
                                                       ----------    -------------    ---------------  ----------
            Income from Discontinued Operations . . .     14,220                                          14,220
                                                       ----------    -------------    ---------------  ----------
Net Income. . . . . . . . . . . . . . . . . . . . . .  $  65,591         $ 1,655          $   910       $ 68,156
                                                       ==========    =============    ===============  ==========
Net Income Available to Common Shareholders:
    Basic . . . . . . . . . . . . . . . . . . . . . .  $  63,060         $ 1,655          $   910       $ 65,625
                                                       ==========    =============    ===============  ==========
    Diluted . . . . . . . . . . . . . . . . . . . . .  $  64,751         $ 1,655          $   918       $ 67,324
                                                       ==========    =============    ===============  ==========

Net Income per Common Share - Basic . . . . . . . . .  $     .75                                        $    .78
                                                       ==========                                      ==========
Net Income per Common Share - Diluted . . . . . . . .  $     .74                                        $    .77
                                                       ==========                                      ==========

Weighted Average Number of Shares Outstanding:
    Basic . . . . . . . . . . . . . . . . . . . . . .     84,371                                          84,371
                                                       ==========                                      ==========
    Diluted . . . . . . . . . . . . . . . . . . . . .     87,451                                          87,463
                                                       ==========                                      ==========

                          WEINGARTEN REALTY INVESTORS
                       PRO FORMA CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 2004
                                  (Unaudited)

                                 (in thousands)

This unaudited Pro Forma Condensed Balance Sheet is presented as if (A) the acquisition of the acquired properties and (B) the acquisition of other properties, as set forth in Notes (A) and (B), had occurred as of January 1, 2004. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.




                                                                      Adjustment
                                                                         for             Pro
                                                      Historical     Acquisitions       Forma
                                                     ------------    ------------   ------------
ASSETS:

    Property. . . . . . . . . . . . . . . . . . . .  $ 3,608,809                    $ 3,608,809
    Accumulated Depreciation. . . . . . . . . . . .     (573,048)     $ (1,809)        (574,857)
                                                     ------------    ------------   ------------
        Property - net. . . . . . . . . . . . . . .    3,035,761        (1,809)       3,033,952
    Investment in Real Estate Joint Ventures. . . .       48,939           314           49,253
                                                     ------------    ------------   ------------
          Total . . . . . . . . . . . . . . . . . .    3,084,700        (1,495)       3,083,205

    Notes Receivable from Real Estate Joint
      Ventures and Partnerships . . . . . . . . . .       44,892                         44,892
    Unamortized Debt and Lease Costs. . . . . . . .       82,935          (592)          82,343
    Accrued Rent and Accounts Receivable, net . . .       38,571                         38,571
    Other . . . . . . . . . . . . . . . . . . . . .       96,928         4,399          101,327
                                                     ------------    ------------   ------------

                              Total . . . . . . . .  $ 3,348,026      $  2,312      $ 3,350,338
                                                     ============    ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:

Debt. . . . . . . . . . . . . . . . . . . . . . . .  $ 2,202,048                    $ 2,202,048
Accounts Payable and Accrued Expenses . . . . . . .       82,278                         82,278
Other . . . . . . . . . . . . . . . . . . . . . . .       79,058      $   (261)          78,797
                                                     ------------    ------------   ------------

          Total . . . . . . . . . . . . . . . . . .    2,363,384          (261)       2,363,123
                                                     ------------    ------------   ------------

Minority Interest . . . . . . . . . . . . . . . . .       57,479             8           57,487
                                                     ------------    ------------   ------------

Shareholders' Equity. . . . . . . . . . . . . . . .      927,163         2,565          929,728
                                                     ------------    ------------   ------------

                              Total . . . . . . . .  $ 3,348,026      $  2,312      $ 3,350,338
                                                     ============    ============   ============



                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The aggregate purchase price for the acquisitions described below (the "Acquired Properties") was $254.7 million and was allocated among land, buildings and intangibles, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 1.87%), with the exception of $42.8 million of debt (average rate of 3.67%), which was assumed by us. Pro forma revenues and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.

In January 2004 we acquired two supermarket-anchored shopping centers. Harrison Pointe Center is a 124,000 square foot shopping center located in Cary, North Carolina, a suburb of Raleigh, and Leesville Town Centre is a 114,000 square foot shopping center located in Raleigh, North Carolina. Both of these shopping centers were acquired in a limited partnership utilizing a DownREIT structure and are anchored by Harris Teeter.

In March 2004 we completed the acquisition of the TFK Portfolio, a portfolio of four shopping centers aggregating 1,135,0000 square feet. First Colony Commons is located in Sugar Land, Texas, a suburb of Houston; TJ Maxx Plaza is located in Kendall, Florida, a suburb of Miami; Largo Mall is located near St. Petersburg, Florida, and Tates Creek is located in Lexington, Kentucky.

In April 2004 we acquired our joint venture partners' interests in three of our existing shopping centers, of which two are located in Texas and one in New Mexico. Pavilions at San Mateo is a 196,000 square foot retail center that is located in Albuquerque, New Mexico, and is anchored by Linen 'N Things and Circuit City. Rockwall Market Center is a 209,000 square foot retail center that is located in Rockwall, Texas, and is anchored by Linens 'N Things, Michael's, OfficeMax, Old Navy and Ross Dress for Less. Lone Star Pavilions is a 107,000 square foot retail center that is located in College Station, Texas, and is anchored by Barnes & Noble, Office Depot and Best Buy.

(B)     OTHER  ACQUISITIONS

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") was $135.3 million and was allocated among land, buildings and intangibles, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 1.87%) with the exception of $58.4 million of debt (rate of 5.63%), which was assumed by us. Pro forma revenues and expenses, other than interest and depreciation, represent the historical amounts of the Other Acquisitions.

In January 2004 we acquired Greenhouse Marketplace, a 151,000 square foot shopping center located in San Leandro, California. Big Lots, Cents Only and Factory 2-U anchor this retail center.

In April 2004, three 50%-owned unconsolidated joint ventures acquired an interest in three retail properties located in McAllen, Texas. Las Tiendas Plaza is a 499,900 square foot center anchored by Target and Mervyn's (both corporately owned), as well as Ross Dress for Less, Marshall's and Office Depot. Northcross is a 76,500 square foot center and is anchored by Barnes & Noble and Blockbuster. The third property is HEB South 10th Street, which is anchored by an HEB supermarket. In April 2004 we also acquired our joint venture partner's interest in an existing shopping center located in Houston, Texas.

In May 2004 we acquired an industrial project and two retail centers. Southside Industrial Parkway is a 72,000 square foot industrial center located in Atlanta, Georgia. El Camino Promenade is a 111,000 square foot shopping center that is anchored by TJ Maxx, AMC Theater and Beverages & More, and is located in

Encinitas, California. Village Shoppes of Sugarloaf is a 148,000 square foot shopping center, which is located in Lawrenceville, Georgia, a suburb of Atlanta. Publix anchors this retail center.

In June 2004 we acquired Roswell Corners, a 137,000 square foot shopping center, which is located in Roswell, Georgia, and is anchored by Staples, TJ Maxx and Super Target (corporately owned). Also in June 2004 we acquired an interest in a retail property through a 50%-owned unconsolidated joint venture. Western Plaza is a 56,000 square foot center, which is anchored by Big Lots and located in Fenton, Missouri.



                           WEINGARTEN REALTY INVESTORS
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)

                                 (in thousands)


The following unaudited statement is a pro forma estimate of taxable operating results and cash to be made available by operations for the year ended December
31, 2003. The pro forma statement is based on our historical operating results for the year ended December 31, 2003 adjusted for the effect of (A) the acquisition of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions. This statement does not purport to forecast actual operating results for any future periods.


          Revenue . . . . . . . . . . . . . . . . . . . . . . . . .  $ 453,163

          Expenses:

                Depreciation and amortization . . . . . . . . . . .    102,990
                Interest. . . . . . . . . . . . . . . . . . . . . .    100,488
                Operating . . . . . . . . . . . . . . . . . . . . .     70,318
                Ad valorem taxes. . . . . . . . . . . . . . . . . .     51,160
                General and administrative. . . . . . . . . . . . .     13,820
                Loss on early redemption of preferred shares. . . .      2,739
                                                                     ----------
                    Total Expenses. . . . . . . . . . . . . . . . .    341,515
                                                                     ----------

          Operating Income. . . . . . . . . . . . . . . . . . . . .    111,648

          Equity in Earnings of Joint Ventures. . . . . . . . . . .      5,823
          Income Allocated to Minority Interests. . . . . . . . . .     (3,035)
          Gain on Sale of Properties. . . . . . . . . . . . . . . .        714
          Income from Discontinued Operations . . . . . . . . . . .      8,054
                                                                     ----------
          Estimated Taxable Operating Income. . . . . . . . . . . .    123,204

          Adjustments:
          Depreciation and amortization . . . . . . . . . . . . . .    104,063
          Loss on early redemption of preferred shares `. . . . . .      2,739
          Equity in earnings of joint ventures. . . . . . . . . . .     (5,823)
          Income allocated to minority interests. . . . . . . . . .      3,035
          Gain on sale of properties. . . . . . . . . . . . . . . .     (6,753)
          Changes in accrued rent and accounts receivable . . . . .     (5,596)
          Changes in other assets . . . . . . . . . . . . . . . . .    (31,579)
          Changes in accounts payable and accrued expenses. . . . .     (3,491)
          Other, net. . . . . . . . . . . . . . . . . . . . . . . .       (490)
                                                                     ----------

          Estimated Cash to be Made Available from Operations . . .  $ 179,309
                                                                     ==========



(c)  Exhibits

     Exhibit  Number     Description
     ---------------     -----------

           23.1          Consent  of  Deloitte  &  Touche  LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September  9,  2004

                                            WEINGARTEN  REALTY  INVESTORS



                                     By:     /s/     Joe  D.  Shafer
                                             --------------------------------
                                             Joe  D.  Shafer
                                             Vice  President/Controller
                                             (Principal  Accounting  Officer)